FOURTH QUARTER 2015 REVIEW Peter S. Kraus Chairman & Chief Executive Officer John C. Weisenseel Chief Financial Officer February 11, 2016

| Fourth Quarter 2015 Review Cautions Regarding Forward-Looking Statements 1

| Fourth Quarter 2015 Review 2

| Fourth Quarter 2015 Review Firmwide Overview: Fourth Quarter and Full Year 2015 3

| Fourth Quarter 2015 Review Asset Flows by Distribution Channel: Quarterly Trend 4

| Fourth Quarter 2015 Review Asset Flows by Distribution Channel: Annual Trend 5

| Fourth Quarter 2015 Review Fixed Income Investment Performance 6

| Fourth Quarter 2015 Review Equities Investment Performance 7

| Fourth Quarter 2015 Review Institutional Highlights 8

| Fourth Quarter 2015 Review Retail Highlights 9

| Fourth Quarter 2015 Review Private Wealth Management Highlights 10

| Fourth Quarter 2015 Review Bernstein Research Highlights 11

| Fourth Quarter 2015 Review Progress on Our Strategy in 2015 12

| Fourth Quarter 2015 Review 13

| Fourth Quarter 2015 Review Financial Highlights: Fourth Quarter and Full Year 2015 14

| Fourth Quarter 2015 Review Fourth Quarter and Full Year 2015 Adjusted Income Statement 15

| Fourth Quarter 2015 Review Fourth Quarter and Full Year 2015 Adjusted Income Statement Highlights 16

| Fourth Quarter 2015 Review 17

| Fourth Quarter 2015 Review 18

| Fourth Quarter 2015 Review Institutional Composite Relative Performance vs. Benchmarks 19

| Fourth Quarter 2015 Review Retail Mutual Funds Relative Performance vs. Lipper Average 20

| Fourth Quarter 2015 Review Assets Under Management: 4Q15 21

| Fourth Quarter 2015 Review Three Months Ended 12/31/15: AUM Roll-Forward by Distribution Channel 22

| Fourth Quarter 2015 Review Twelve Months Ended 12/31/15: AUM Roll-Forward by Distribution Channel 23

| Fourth Quarter 2015 Review Three Months Ended 12/31/15: AUM Roll-Forward by Investment Service 24

| Fourth Quarter 2015 Review Twelve Months Ended 12/31/15: AUM Roll-Forward by Investment Service 25

| Fourth Quarter 2015 Review AUM by Region 26

| Fourth Quarter 2015 Review Fourth Quarter and Full Year 2015 Adjusted Advisory Fees 27

| Fourth Quarter 2015 Review Fourth Quarter and Full Year 2015 GAAP Income Statement 28

| Fourth Quarter 2015 Review Consolidated Balance Sheet 29

| Fourth Quarter 2015 Review Consolidated Statement of Cash Flows 30

| Fourth Quarter 2015 Review AB Holding Financial Results 31

| Fourth Quarter 2015 Review Fourth Quarter 2015 GAAP to Non-GAAP Reconciliation 32

| Fourth Quarter 2015 Review Fourth Quarter 2014 GAAP to Non-GAAP Reconciliation 33

| Fourth Quarter 2015 Review Third Quarter 2015 GAAP to Non-GAAP Reconciliation 34

| Fourth Quarter 2015 Review Full Year 2015 GAAP to Non-GAAP Reconciliation 35

| Fourth Quarter 2015 Review Full Year 2014 GAAP to Non-GAAP Reconciliation 36

| Fourth Quarter 2015 Review AB Adjusted Financial Results Reconciliation 37

February 11, 2016

FOURTH QUARTER 2015 REVIEW

Peter S. Kraus Chairman & Chief Executive Officer
John C. Weisenseel Chief Financial Officer

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AB's Form 10-K for the year ended December 31, 2015. Any or all of the forward-looking statements made in this presentation, Form 10-K, Forms 10-Q, other documents AB files with or furnishes to the SEC, and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AB's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

+ **The pipeline of new institutional mandates not yet funded:** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.
+ **The possibility that AB will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:** The number of Holding Units AB may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Fourth Quarter and Full Year 2015

In US $ Billions; scales may differ


Gross Sales
$13.7
4Q15
$15.2
4Q14
$70.9
2015
$72.5
2014
Net Flows
($2.5)
4Q15
($1.6)
4Q14
$3.2
2015
$5.1
2014
End of Period AUM
$467.4
4Q15
$474.0
4Q14
$467.4
2015
$474.0
2014
Average AUM
$470.9
4Q15
$476.0
4Q14
$480.7
2015
$467.5
2014

Asset Flows by Distribution Channel: Quarterly Trend

Firmwide: Weak 2H15 Client Activity



15.2
19.5
24.8
12.9
13.7
6.0
2.2
(1.6)
(2.4)
(2.5)
(16.8)
(13.5)
(22.6)
(15.3)
(16.2)
4Q14
1Q15
2Q15
3Q15
4Q15

Institutional: Quarterly Flows Essentially Flat



4.7
7.3
14.2
3.9
4.3
5.4
3.5
(0.3)
(0.9)
(0.9)
(5.0)
(1.9)
(10.7)
(4.8)
(5.2)
4Q14
1Q15
2Q15
3Q15
4Q15

Retail: Net Flow Negative on Muted Gross Sales



9.2
10.8
9.1
7.9
8.1
0.5
(1.2)
(0.9)
(1.6)
(1.5)
(10.4)
(10.3)
(10.0)
(9.5)
(9.6)
4Q14
1Q15
2Q15
3Q15
4Q15

Private Wealth: Seasonally Higher Redemptions in 4Q15



1.3
1.4
1.5
1.1
1.3
0.1
0.1
(0.1)
(0.4)
(0.1)
(1.4)
(1.3)
(1.9)
(1.0)
(1.4)
4Q14
1Q15
2Q15
3Q15
4Q15

US $ Billions; scales differ by chart

■ Gross Sales ■ Gross Redemptions ♦ Net Flows

Asset Flows by Distribution Channel: Annual Trend


Firmwide
55.6
(62.5)
(118.1)
2011
81.9
(14.4)
(96.3)
2012
80.4
(12.3)
(92.7)
2013
72.5
5.1
(67.4)
2014
70.9
3.2
(67.7)
2015
Institutional
17.3
(44.8)
(62.1)
2011
21.3
(21.6)
(42.9)
2012
24.9
(1.0)
(25.9)
2013
23.9
5.5
(18.4)
2014
29.8
6.9
(22.9)
2015
Retail
31.0
(10.9)
(41.9)
2011
56.3
16.2
(40.1)
2012
49.1
(7.5)
(56.6)
2013
42.1
(0.5)
(42.6)
2014
35.8
(3.5)
(39.3)
2015
Private Wealth
7.3
(6.8)
(14.1)
2011
4.3
(9.0)
(13.3)
2012
6.4
(3.8)
(10.2)
2013
6.5
0.1
(6.4)
2014
5.3
(0.2)
(5.5)
2015
Gross Sales
Gross Redemptions
Net Flows

US $ Billions; scales differ by chart

Fixed Income Investment Performance

% of Assets in Outperforming Services*


One-Year
56%
Three-Year
80%
Five-Year
91%

	Relative Performance Through 12/31/15 (%)		
	1 Year	3 Year	5 Year
Risk Reducing			
US Strategic Core Plus	0.3	0.6	0.6
US Core Fixed Income	0.1	0.1	0.3
US Investment Grade Corporates	0.2	0.7	0.7
TIPS Plus	0.0	0.5	0.9
Global Aggregate	(0.2)	0.2	0.6
Global Plus	(0.3)	(0.2)	0.3
Global Fixed Income	0.3	(0.1)	1.5
Canada Core Plus	(0.2)	0.1	0.4
UK Core Plus	(0.3)	0.6	0.8
Return Seeking			
US High Yield	0.0	1.0	0.7
Global High Income	(2.8)	(0.4)	(0.6)
European Income	0.4	0.0	0.6
European High Yield	(0.4)	0.3	0.8
Emerging Markets Debt	(3.6)	(1.1)	(0.6)
Absolute Return			
Diversified Yield Plus	0.5	1.5	2.8
Unconstrained Bond	0.0	1.1	N/A

*Represents the percentage of our active fixed income assets in institutional services that outperformed their benchmark on a gross of fees basis and the percentage of active fixed income assets in retail funds ranked in the top half of their Morningstar category. Corresponding percentages as of September 30, 2015 were: 75% for 1-yr, 84% for 3-yr and 92% for 5-yr.
US Strategic Core Plus – Barclays US Aggregate; US Core Fixed Income – Barclays US Aggregate; US Investment Grade Corporates – Barclays US Credit; TIPS Plus – Barclays US Treasury Inflation Notes; Global Aggregate – Barclays Global Aggregate; Global Plus – Barclays Global Aggregate; Global Fixed Income – Citigroup WGBI ; Canada Core Plus – FTSE TMX Canada Universal Bond; UK Core Plus – Barclays Sterling Aggregate (1/1/11-11/1/11), BofA ML Sterling Non Gilts (11/1/11-P); US High Yield – Barclays US Corporate High Yield; Global High Income (hedged) – Barclays Global High Yield (hedged); European Income – 65% Barclays Euro Aggregate/35% Barclays Pan-Euro HY 2% Constraint; European High Yield – Barclays Euro HY 2% Cap; Emerging Markets Debt – JPM EMBI Global; Diversified Yield Plus – 3-Month GBP LIBOR; Unconstrained Bond – BofA ML 3 Month US T Bills. Preliminary performance as of 12/31/15; annualized and gross of fees.

Equities Investment Performance

% of Assets in Outperforming Services*

One-Year


74%

Three-Year


73%

Five-Year


53%

	Relative Performance Through 12/31/15 (%) 1 Year	3 Year	5 Year
Unique Alpha			
Concentrated US Growth	0.5	2.6	2.1
Concentrated Global Growth	4.3	1.7	2.6
US Thematic Research	5.6	2.4	(1.4)
Global Thematic Research	6.5	4.3	(1.1)
Stable & Consistent Alpha			
Core Opportunities	4.8	3.1	3.0
Select US Equity	0.7	0.4	1.2
Global Core Equity	0.7	1.6	N/A
Style Diversification			
US SMID Cap Value	0.8	2.9	0.9
US SMID Cap Growth	0.3	(1.2)	0.6
US Large Cap Growth	6.2	4.5	2.0
Global Strategic Value	(0.8)	4.4	0.1
Emerging Markets Growth	5.9	6.4	3.4
Limiting Downside Risk			
US Strategic Core Equity	7.7	4.0	N/A
Global Strategic Core Equity	7.8	5.2	N/A
International Strategic Core Equity	6.9	6.1	N/A
Emerging Market Strategic Core Equity	8.2	8.1	N/A

*Represents the percentage of our equity assets in institutional services that outperformed their benchmark on a gross of fees basis and the percentage of active equity assets in retail funds ranked in the top half of their Morningstar category. Corresponding percentages as of September 30, 2015 were: 77% for 1-yr, 79% for 3-yr and 53% for 5-yr.

Concentrated US Growth – S&P 500; Concentrated Global Growth – MSCI World; US Thematic Research – S&P 500; Global Thematic Research – MSCI ACWI; Core Opportunities – S&P 500; Select US Equity – S&P 500; Global Core Equity – MSCI ACWI; US SMID Cap Value – Russell 2500 Value; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Global Strategic Value – MSCI ACWI; Emerging Markets Growth – MSCI Emerging Markets; US Strategic Core Equity – S&P 500; Global Strategic Core Equity – MSCI World; International Strategic Core Equity – MSCI EAFE; Emerging Markets Strategic Core Equity – MSCI Emerging Markets Index. Preliminary performance as of 12/31/15; annualized and gross of fees.

Institutional Highlights

Active Pipeline at Year-End More Diverse Than A Year Ago

Excludes Passive and CRS


Year-End 2015
Fixed Income 60%
Equity 15%
Multi-Asset / Alts 25%


Year-End 2014
Fixed Income 74%
Equity 14%
Multi-Asset / Alts 12%

$6.0B Active Pipeline* At Year-End

$B


5.9
5.7
5.1
5.5
6.0
4Q14
1Q15
2Q15
3Q15
4Q15

New Additions** Across Asset Classes

Fixed Income	
US Core Fixed Income	$180M
Global Plus	$170M
US Core Mortgage	$105M
US High Yield	$50M
Equity / Alts / Multi-Asset	
Real Estate Debt Fund II	$365M
Global REITS	$150M
Global Factor Funds	$80M
Managed Volatility Equities	$65M
US Strategic Core Equity	$60M

*Assets awarded and pending funding as of quarter-end.
**Represents significant pipeline activity; not comprehensive.

Retail Highlights

Total and High Yield Industry Mutual Fund Sales in Asia ex Japan Region*

Gross Sales Y/Y % Change



Total
High Yield
(8)
36
53
14
4
4
(13)
(56)
2012
2013
2014
2015
HY as % of Total
20
15
15
8

Active US HY Mutual Fund Industry Growth (Attrition)**

%



8
12
1
(6)
(5)
2
(12)
2011
2012
2013
2014
2015
1H15
2H15

Widening Spreads Bode Well For High Yield Performance



Month-End High Yield Spread Jan 1994- Jan 2016
OAS (bps)
2,000
1,500
1,000
500
0
Median Spread: 465 bps
94
96
98
00
02
04
06
08
10
12
14

- 26 positive full year returns for Barclays US HY Index out of past 32 years
  - No instance of two straight years of negative returns
- Current spreads (807 bps) in top decile historically
  - ≥ 600 bps: +12.2% US HY Index average return, 81% chance of positive return
  - ≥ 800 bps: +26.4% average return, 91% chance of positive return

*Source: SalesWatch. As of December 31, 2015.

**Source: Strategic Insight Simfund and Morningstar. As of December 31, 2015. Non-full year periods are annualized.

Private Wealth Management Highlights

How Bernstein's Strategic Equities Portfolio is Different

An Integrated Approach

- Combines stocks, not portfolios
- Considers each stock's makeup
  - Idiosyncratic
  - Factor characteristics
- Portfolio construction
  - Concentrates capital in best ideas
  - Positive exposure to all factors

The Benefits

- US Strategic Equities avoids overdiversification vs. typical "unbundled" approach*
  - 70 holdings
  - 1.3% median position size
  - 24% in top 10 holdings
- Outperformance from both idiosyncratic stock returns and systematic return factors

The Result

- Capital works harder
- Capital works smarter

Added Value from Active Management in a Low-Return Environment

2015 Performance and Peer Ranking



US Stocks
Non-US Stocks
Muni Bonds
1.4%
3.3%
(3.2)%
0.4%
1.5%
2.0%
Index
Bernstein



Ranking vs. Peers
16th Percentile
Moderate Growth Account**

*Four known top competitors from each relevant category (Value, Growth, Core and Low Vol) selected based on Morningstar 5-Star managers in each category with strong 3- and 5-yr track records and considerable AUM.

Performance for US Stocks net of investment management fees. US Stocks vs. S&P 500, Non-US stocks vs. MSCI EAFE (83%) and MSCI EM(17%), Muni Bonds vs. Lipper Short/Int. Municipal Bond Fund Avg. **Moderate Growth Account: 36% US Equity, 12% Intl. Equity, 3% EM Equity, 3% Real Asset, 12% FoHF, 32% Muni Bond, 3% Bond Inflation. Bernstein peer ranking based on Morningstar Moderate Allocation Category, Bernstein net of all fees and net of relevant operating expenses for peers.

Bernstein Research Highlights

Quarterly and Annual Revenues


$M
% Change
4Q15/4Q14: (8)%
4Q15/3Q15: (7)%
128
127
118
4Q14
3Q15
4Q15
+9%
+2%
445
483
493
2013
2014
2015

Trading Volumes Fluctuated by Region


Industry Trading Volumes* (% Change)
1
(1)
5
(12)
(6)
3
(11)
(21)
20
US
Europe
Asia
4Q15 / 4Q14
4Q15 / 3Q15
2015 / 2014

US Volatility Surged in 2H15


VIX Volatility Index**: January 2014 – December 2015
Avg. Volatility %Δ
2H15/2H14: +25%
2H15/1H15: +20%
35
30
25
20
15
10
Jan-14
Jul-14
Jan-15
Jul-15
Dec-15

2015 Bernstein Research Takeaways

- **Global Research Recognition and Growth**
  - Ranked #7 overall in *II's* 2016 All-Europe Research Team poll, up from #9 last year and highest ever
    - 14 teams recognized in 2015, up from 11 in 2014
  - New analyst hires in US and Asia; two new Asia launches
- **Well Positioned Trading Platform**
  - Global electronic trading revenue up 9% vs. '14
  - US high touch revenues up 3% in '15 vs. industry decline

*US: NYSE and Nasdaq shares traded; Europe: FESE - Federation of European Stock Exchanges on-exchange volumes; Asia: Combined value traded for Hong Kong and Japan
**Source: ThomsonONE

Progress on Our Strategy in 2015

Firmwide Initiative	Progress

Deliver for our clients with our investment performance	+ 80% of Fixed Income assets in outperforming services for 3-yr period; 56% for 1-yr and 91% for 5-yr
	  + Decline in Global High Yield (Lux) and High Income (US mutual fund) to below Morningstar 50th percentile affected 1-yr
	+ 73% of Active Equity assets in outperforming services for 3-yr period; 74% for 1-yr and 53% for 5-yr
	  + Top decile performance for 1- and 3-yr periods in US Large Cap Growth, US Thematic Research and Strategic Core Equities suite

Build a broader and more balanced global business	+ $6.1B Institutional pipeline at year-end diverse by both region and asset class
	  + North America: 47%, EMEA: 31%, Japan: 18%, Australia: 4% of total
	  + Fixed Income: 58%, Alts/Multi-Asset: 27%, Equity: 15%
	+ Annual Retail gross sales increases in Japan (+46%), US Sub-advisory (+29%)
	+ Active equity Retail gross sales of $12.5B up +19%, vs. '14; Net flows of +$0.8B vs. -$1.7B in '14

Constantly innovate for clients with our products and services	+ Second fundraises for RE Commercial Debt and RE Private Equity each surpassed the first + Strategic Core Equities platform outperforming in volatile markets and gaining traction with clients + Private Wealth fundraises for Direct Middle Market and Early Stage Managers funds of $540M + Brings total targeted services assets raised from private clients past the $3B mark
Achieve greater operating leverage and better financial results	+ Net inflows of +$3.2B – second straight net flow positive year + Positive US active equity flows despite record industry-wide outflows + Full year incremental margin of 61% achieved through strict expense control + Adjusted operating margin increased 30 bps to 24.5% in 2015 from 24.2% in '14

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Fourth Quarter and Full Year 2015

In US $ Millions; scales may differ



Adjusted Revenues
$607
$655
4Q15
4Q14
$2,524
$2,506
2015
2014
Adjusted Operating Income
$162
$183
4Q15
4Q14
$619
$608
2015
2014
Adjusted Operating Margin
26.7%
27.9%
4Q15
4Q14
24.5%
24.2%
2015
2014
Adjusted EPU
$0.50
$0.57
4Q15
4Q14
$1.87
$1.86
2015
2014

Please refer to pages 32-37 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Fourth Quarter and Full Year 2015 Adjusted Income Statement

Adjusted Income Statement (in US $ Millions)	4Q15	4Q14	% Δ	FY 2015	FY 2014	% Δ
Base Fees	$ 471	$ 486	(3%)	$ 1,939	$ 1,902	2%
Performance Fees	4	28	(86%)	24	53	(55%)
Bernstein Research Services	118	128	(8%)	493	483	2%
Net Distribution (Expenses)	(4)	(4)	0%	(15)	(10)	50%
Investment (Losses)	(4)	(7)	(43%)	(2)	(12)	(83%)
Other Revenues	23	24	(4%)	88	92	(4%)
Total Revenues	**608**	**655**	**(7%)**	**2,527**	**2,508**	**1%**
Less: Interest Expense	1	-	n/m	3	2	50%
Adjusted Net Revenues	**$ 607**	**$ 655**	**(7%)**	**$ 2,524**	**$ 2,506**	**1%**
Compensation & Benefits						
Base Compensation	$ 113	$ 110	3%	$ 445	$ 427	4%
Incentive Compensation, Commissions and Fringes	164	194	(15%)	790	800	(1%)
Other	8	8	0%	33	30	10%
Total Compensation & Benefits	**285**	**312**	**(9%)**	**1,268**	**1,257**	**1%**
Promotion & Servicing	47	48	(2%)	188	189	(1%)
General & Administrative	105	104	1%	419	424	(1%)
Other	8	8	0%	30	28	7%
Total Adjusted Operating Expenses	**$ 445**	**$ 472**	**(6%)**	**$ 1,905**	**$ 1,898**	**0%**
Adjusted Operating Income	**$ 162**	**$ 183**	**(11%)**	**$ 619**	**$ 608**	**2%**
Adjusted Operating Margin	**26.7%**	**27.9%**		**24.5%**	**24.2%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.50**	**$ 0.57**	**(12%)**	**$ 1.87**	**$ 1.86**	**1%**

Please refer to pages 32-37 for additional information on the reconciliation of GAAP financial results to adjusted financial results. Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2015 Adjusted Income Statement Highlights

Revenues

- Base Fees decreased versus the prior year quarter due primarily to lower average AUM in the Retail channel. The increase versus the prior year is due primarily to higher average AUM in the Institutional and Private Wealth channels.
- Performance Fees were down versus both the prior year quarter and the prior year due to lower fees earned on various strategies as the result of less favorable market conditions for full year 2015.
- Bernstein Research revenues declined versus the prior year quarter due to decreased global client activity, but increased versus the prior year due to increased client trading in the U.S. and Asia.
- Net Distribution Expenses increased for the full year due to higher amortization of deferred sales commissions.
- Investment losses were lower in both 4Q15 and for full year 2015 versus the comparative periods of the prior year. Seed investment losses were lower in 4Q15 than in 4Q14. There were seed investment gains for the full year 2015 compared to losses for 2014.
- Other Revenues are in line versus prior year quarter, but decreased versus the prior year primarily as the result of lower shareholder servicing revenues.

Expenses

- The compensation ratio was 45.6% in 4Q15 vs. 46.5% in 4Q14, and 48.9% for full year 2015 vs. 49.1% in 2014.
- Total Compensation & Benefits decreased 9% versus the prior year quarter due to lower revenues paired with the lower comp ratio, but increased 1% versus the prior year due to higher revenues.
- Promotion & Servicing expenses declined slightly versus both the prior year quarter and the prior year due primarily to lower T&E and marketing costs.
- G&A expenses were essentially flat with the prior year quarter. The decrease versus the prior year is due primarily to lower office and occupancy related charges and foreign exchange translation gains.
- Other expenses increased on a full year basis due to higher interest and intangibles amortization expense.

Operating Results

- Adjusted Operating Income declined 11% vs. 4Q14 due to a decline in revenues outpacing expense reductions. The annual 2% increase is due to revenue growth slightly outpacing expense growth.
- The Adjusted Margin was 26.7% in 4Q15, down from 27.9% in 4Q14. For the full year 2015, the Adjusted Margin was 24.5% versus 24.2% in 2014

Please refer to pages 32-37 for additional information on the reconciliation of GAAP financial results to adjusted financial results. Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Composite Relative Performance vs. Benchmarks

Service	4Q15	1-Yr	3-Yr	5-Yr	10-Yr	Benchmark
	Periods Ended December 31, 2015					
Equity						
Emerging Markets Value	(0.3)	(1.6)	(0.6)	(1.7)	(1.1)	MSCI EM
Global Strategic Value	(1.8)	(0.8)	4.4	0.1	(2.4)	MSCI ACWI
US Small & Mid Cap Value	(0.9)	0.8	2.9	0.9	2.1	Russell 2500 Value
US Strategic Value	(3.0)	(3.3)	1.0	(1.6)	(2.2)	Russell 1000 Value
US Small Cap Growth	1.3	1.5	(0.8)	1.6	1.8	Russell 2000 Growth
US Large Cap Growth	0.7	6.2	4.5	2.0	(0.4)	Russell 1000 Growth
US Small and Mid Cap Growth	0.4	0.3	(1.2)	0.6	2.1	Russell 2500 Growth
Concentrated US Growth	(3.0)	0.5	2.6	2.1	1.6	S&P 500
Select US Equity	(0.6)	0.7	0.4	1.2	4.1	S&P 500
Global Core Equity	(0.1)	0.7	1.6	N/A	N/A	MSCI ACWI
Fixed Income						
Global High Income (Hedged)	(1.0)	(2.8)	(0.4)	(0.6)	0.5	Barclays Global High Yield Hedged
Global Fixed Income	0.1	0.3	(0.1)	1.5	1.3	Citigroup WGBI
US Strategic Core Plus	0.1	0.3	0.6	0.6	0.8	Barclays US Aggregate
Emerging Market Debt	0.1	(3.6)	(1.1)	(0.6)	1.0	JPM EMBI Global
Global Plus	(0.3)	(0.3)	(0.2)	0.3	0.2	Barclays Global Aggregate

Performance is preliminary and as of December 31, 2015. Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized. The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AB.

Retail Mutual Funds Relative Performance vs. Lipper Average

Service	4Q15	1-Yr	3-Yr	5-Yr	10-Yr	Lipper Average
	Periods Ended December 31, 2015					
Equity						
International Value	2.5	5.8	2.2	(0.6)	(2.1)	International Multi-Cap Value
Growth & Income	0.8	1.7	0.5	2.0	(0.2)	Large-Cap Core
Discovery Value	(0.7)	1.1	2.8	1.1	1.4	Small Cap Value
US Value	(2.6)	(3.6)	(0.3)	(0.8)	(2.1)	Large Cap Value
Global Thematic Growth	1.1	1.9	(0.1)	(4.1)	(0.5)	Global Multi-Cap Growth
International Growth	0.3	(2.6)	(1.6)	(2.1)	(1.1)	International Multi-Cap Growth
Large Cap Growth(1)	0.0	5.3	3.6	2.7	1.6	Large Cap Growth
Emerging Markets Growth	2.6	3.5	3.9	2.1	(0.3)	Equity Emerging Mkts Global
Growth(1)	1.3	6.3	3.1	2.3	(1.2)	Large Cap Growth
Discovery Growth	1.1	0.3	(0.7)	1.2	0.0	Mid Cap Growth
Fixed Income						
Global High Yield	(0.4)	0.8	1.5	1.6	1.9	Bond Global High Yield
American Income Portfolio	(0.5)	(1.4)	0.4	1.2	1.5	Bond USD
Global Bond	0.8	3.8	2.9	1.8	1.4	Global Income
High Income	0.4	0.1	0.7	1.0	2.3	High Yield

(1) Performance figures other than 4Q15, One Year and Three Year positively affected by class action settlement proceeds. As of December 31, 2015. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AB.

Assets Under Management: 4Q15

(US $ Billions)

	At December 31, 2015				At Sept. 30, 2015
	Institutions	Retail	Private Wealth	Total	Total
Equity					
Actively Managed	$ 26	$ 46	$ 39	$ 111	$ 105
Passive [1]	20	26	-	46	45
Total Equity	46	72	39	157	150
Fixed Income					
Taxable	144	54	10	208	211
Tax-Exempt	2	11	20	33	33
Passive [1]	-	10	-	10	10
Total Fixed Income	146	75	30	251	254
Other[2]	44	7	8	59	59
Total	$ 236	$ 154	$ 77	$ 467	$ 463

	At Sept. 30, 2015			
Total	$ 235	$ 153	$ 75	$ 463

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.

Three Months Ended 12/31/15: AUM Roll-Forward by Distribution Channel

In US $ Billions Investment Service:	Beginning of Period	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	End of Period
Institutions								
US	115.3	2.8	(0.2)	0.3	2.9	0.4	3.3	118.6
Global and Non-US	120.1	1.5	(3.1)	(2.2)	(3.8)	1.3	(2.5)	117.6
Total Institutions	235.4	4.3	(3.3)	(1.9)	(0.9)	1.7	0.8	236.2
Retail								
US	74.9	4.3	(3.0)	(0.6)	0.7	3.0	3.7	78.6
Global and Non-US	77.7	3.8	(5.5)	(0.5)	(2.2)	0.3	(1.9)	75.8
Total Retail	152.6	8.1	(8.5)	(1.1)	(1.5)	3.3	1.8	154.4
Private Wealth Management								
US	51.2	0.9	(0.3)	(1.1)	(0.5)	1.5	1.0	52.2
Global and Non-US	23.7	0.4	(0.1)	0.1	0.4	0.5	0.9	24.6
Total Private Wealth	74.9	1.3	(0.4)	(1.0)	(0.1)	2.0	1.9	76.8
Firmwide								
US	241.4	8.0	(3.5)	(1.4)	3.1	4.9	8.0	249.4
Global and Non-US	221.5	5.7	(8.7)	(2.6)	(5.6)	2.1	(3.5)	218.0
Total Firmwide	462.9	13.7	(12.2)	(4.0)	(2.5)	7.0	4.5	467.4

Twelve Months Ended 12/31/15: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment [1]	Transfers	Investment Performance	Net Change	**End of Period**
Institutions										
US	**114.0**	10.4	(1.9)	(1.1)	7.4	-	(0.3)	(2.5)	4.6	**118.6**
Global and Non-US	**123.0**	19.4	(14.5)	(5.4)	(0.5)	0.1	-	(5.0)	(5.4)	**117.6**
Total Institutions	**237.0**	29.8	(16.4)	(6.5)	6.9	0.1	(0.3)	(7.5)	(0.8)	**236.2**
Retail										
US	**77.4**	14.7	(12.0)	(2.1)	0.6	(0.2)	(0.1)	0.9	1.2	**78.6**
Global and Non-US	**84.1**	21.1	(24.0)	(1.2)	(4.1)	(0.1)	-	(4.1)	(8.3)	**75.8**
Total Retail	**161.5**	35.8	(36.0)	(3.3)	(3.5)	(0.3)	(0.1)	(3.2)	(7.1)	**154.4**
Private Wealth Management										
US	**51.7**	3.3	(1.2)	(3.3)	(1.2)	0.2	0.4	1.1	0.5	**52.2**
Global and Non-US	**23.8**	2.0	(0.6)	(0.4)	1.0	-	-	(0.2)	0.8	**24.6**
Total Private Wealth	**75.5**	5.3	(1.8)	(3.7)	(0.2)	0.2	0.4	0.9	1.3	**76.8**
Firmwide										
US	**243.1**	28.4	(15.1)	(6.5)	6.8	-	-	(0.5)	6.3	**249.4**
Global and Non-US	**230.9**	42.5	(39.1)	(7.0)	(3.6)	-	-	(9.3)	(12.9)	**218.0**
Total Firmwide	**474.0**	70.9	(54.2)	(13.5)	3.2	-	-	(9.8)	(6.6)	**467.4**

(1) Represents adjustments to reported AUM for reporting methodology changes that don't represent inflows or outflows.

Three Months Ended 12/31/15: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Equity Active								
US	**59.6**	3.1	(1.8)	(0.7)	0.6	3.3	3.9	**63.5**
Global and Non-US	**45.5**	1.3	(1.4)	(0.4)	(0.5)	2.1	1.6	**47.1**
Total Equity Active	**105.1**	4.4	(3.2)	(1.1)	0.1	5.4	5.5	**110.6**
Equity Passive(1)								
US	**34.0**	-	(0.1)	(0.9)	(1.0)	2.2	1.2	**35.2**
Global and Non-US	**11.2**	0.4	(0.8)	0.1	(0.3)	0.3	-	**11.2**
Total Equity Passive(1)	**45.2**	0.4	(0.9)	(0.8)	(1.3)	2.5	1.2	**46.4**
Total Equity	**150.3**	**4.8**	**(4.1)**	**(1.9)**	**(1.2)**	**7.9**	**6.7**	**157.0**
Fixed Income - Taxable								
US	**99.5**	3.2	(0.5)	0.5	3.2	(1.1)	2.1	**101.6**
Global and Non-US	**111.0**	3.9	(6.1)	(1.8)	(4.0)	(1.2)	(5.2)	**105.8**
Total Fixed Income - Taxable	**210.5**	7.1	(6.6)	(1.3)	(0.8)	(2.3)	(3.1)	**207.4**
Fixed Income - Tax-Exempt								
US	**32.7**	1.2	(0.6)	(0.2)	0.4	0.4	0.8	**33.5**
Global and Non-US	**-**	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**32.7**	1.2	(0.6)	(0.2)	0.4	0.4	0.8	**33.5**
Fixed Income Passive(1)								
US	**5.1**	-	-	-	-	-	-	**5.1**
Global and Non-US	**5.4**	0.1	(0.1)	(0.4)	(0.4)	(0.1)	(0.5)	**4.9**
Total Fixed Income Passive(1)	**10.5**	0.1	(0.1)	(0.4)	(0.4)	(0.1)	(0.5)	**10.0**
Total Fixed Income	**253.7**	**8.4**	**(7.3)**	**(1.9)**	**(0.8)**	**(2.0)**	**(2.8)**	**250.9**
Other(2)								
US	**10.5**	0.5	(0.5)	(0.1)	(0.1)	0.1	-	**10.5**
Global and Non-US	**48.4**	-	(0.3)	(0.1)	(0.4)	1.0	0.6	**49.0**
Total Other(2)	**58.9**	0.5	(0.8)	(0.2)	(0.5)	1.1	0.6	**59.5**
Firmwide								
US	**241.4**	8.0	(3.5)	(1.4)	3.1	4.9	8.0	**249.4**
Global and Non-US	**221.5**	5.7	(8.7)	(2.6)	(5.6)	2.1	(3.5)	**218.0**
Total Firmwide	**462.9**	13.7	(12.2)	(4.0)	(2.5)	7.0	4.5	**467.4**

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.

Twelve Months Ended 12/31/15: AUM Roll-Forward by Investment Service

In US $ Billions Investment Service:	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment [3]	Investment Performance	Net Change	**End of Period**
Equity Active									
US	**61.9**	10.9	(6.8)	(3.7)	0.4	0.1	1.1	1.6	**63.5**
Global and Non-US	**50.6**	6.1	(7.0)	(1.8)	(2.7)	-	(0.8)	(3.5)	**47.1**
Total Equity Active	**112.5**	17.0	(13.8)	(5.5)	(2.3)	0.1	0.3	(1.9)	**110.6**
Equity Passive [1]									
US	**37.6**	-	(0.1)	(2.6)	(2.7)	-	0.3	(2.4)	**35.2**
Global and Non-US	**12.8**	0.9	(1.2)	(0.1)	(0.4)	-	(1.2)	(1.6)	**11.2**
Total Equity Passive [1]	**50.4**	0.9	(1.3)	(2.7)	(3.1)	-	(0.9)	(4.0)	**46.4**
Total Equity	**162.9**	**17.9**	**(15.1)**	**(8.2)**	**(5.4)**	**0.1**	**(0.6)**	**(5.9)**	**157.0**
Fixed Income - Taxable									
US	**97.4**	10.2	(3.5)	0.4	7.1	-	(2.9)	4.2	**101.6**
Global and Non-US	**122.0**	24.3	(29.5)	(4.9)	(10.1)	-	(6.1)	(16.2)	**105.8**
Total Fixed Income - Taxable	**219.4**	34.5	(33.0)	(4.5)	(3.0)	-	(9.0)	(12.0)	**207.4**
Fixed Income - Tax-Exempt									
US	**31.6**	4.8	(2.8)	(0.9)	1.1	(0.1)	0.9	1.9	**33.5**
Global and Non-US	**-**	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**31.6**	4.8	(2.8)	(0.9)	1.1	(0.1)	0.9	1.9	**33.5**
Fixed Income Passive [1]									
US	**5.0**	-	-	-	-	-	0.1	0.1	**5.1**
Global and Non-US	**5.1**	0.6	(0.5)	(0.1)	-	-	(0.2)	(0.2)	**4.9**
Total Fixed Income Passive [1]	**10.1**	0.6	(0.5)	(0.1)	-	-	(0.1)	(0.1)	**10.0**
Total Fixed Income	**261.1**	**39.9**	**(36.3)**	**(5.5)**	**(1.9)**	**(0.1)**	**(8.2)**	**(10.2)**	**250.9**
Other [2]									
US	**9.6**	2.5	(1.9)	0.3	0.9	-	-	0.9	**10.5**
Global and Non-US	**40.4**	10.6	(0.9)	(0.1)	9.6	-	(1.0)	8.6	**49.0**
Total Other [2]	**50.0**	13.1	(2.8)	0.2	10.5	-	(1.0)	9.5	**59.5**
Firmwide									
US	**243.1**	28.4	(15.1)	(6.5)	6.8	-	(0.5)	6.3	**249.4**
Global and Non-US	**230.9**	42.5	(39.1)	(7.0)	(3.6)	-	(9.3)	(12.9)	**218.0**
Total Firmwide	**474.0**	70.9	(54.2)	(13.5)	3.2	-	(9.8)	(6.6)	**467.4**

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.
(3) Represents adjustments to reported AUM for reporting methodology changes that don't represent inflows or outflows.

AUM by Region


Institutional
NA ex US 4%
UK 5%
Asia ex Japan 7%
Japan 10%
EMEA ex UK 14%
US 60%
$236.2B


Retail
Other 3%
Japan 6%
EMEA 12%
Asia ex Japan 17%
US 62%
$154.4B

As of December 31, 2015
By client domicile

Fourth Quarter and Full Year 2015 Adjusted Advisory Fees

	4Q15	4Q14	% Δ	FY 2015	FY 2014	% Δ
Ending AUM ($ Billions)	**$467**	**$474**	**(1%)**	**$467**	**$474**	**(1%)**
Average AUM ($ Billions)	**$471**	**$476**	**(1%)**	**$481**	**$468**	**3%**
By Fee Type ($ Millions):						
Adjusted Base Fees	$471	$486	(3%)	$1,939	$1,902	2%
Adjusted Performance Fees	4	28	(86%)	24	53	(55%)
Total	**$475**	**$514**	**(8%)**	**$1,963**	**$1,955**	**0%**
Adjusted Base Fees By Channel ($ Millions):						
Institutions	$103	$103	0%	$420	$412	2%
Retail	199	217	(8%)	836	842	(1%)
Private Wealth	169	166	2%	683	648	5%
Total	**$471**	**$486**	**(3%)**	**$1,939**	**$1,902**	**2%**

Fourth Quarter and Full Year 2015 GAAP Income Statement

In US $ Millions (except EPU)	4Q 2015	4Q 2014	% Δ	FY 2015	FY 2014	% Δ
Net Revenues	$ 727	$ 787	(8%)	$ 3,021	$ 3,005	1%
Operating Expenses	556	596	(7%)	2,390	2,396	(0%)
Operating Income	171	191	(10%)	631	609	4%
Net Income Attributable to AB Unitholders	161	177	(9%)	587	570	3%
AB Holding GAAP Diluted Net Income per Unit	**$0.53**	**$0.59**	**(10%)**	**$1.89**	**$1.86**	**2%**
AB Holding Distribution Per Unit	**$0.50**	**$0.57**	**(12%)**	**$1.86**	**$1.86**	**0%**

Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	December 31, 2015		December 31, 2014	
Cash and cash equivalents	$	541	$	556
Cash and securities, segregated		565		476
Receivables, net		1,997		1,915
Investments:				
Long-term incentive compensation-related		78		99
Other		592		664
Goodwill		3,045		3,045
Intangible assets, net		146		171
Deferred sales commissions, net		99		118
Other (incl. furniture & equipment, net)		373		334
Total Assets	**$**	**7,436**	**$**	**7,378**

Liabilities and Capital				
Liabilities:				
Payables	$	2,061	$	2,034
Accounts payable and accrued expenses		470		432
Accrued compensation and benefits		253		291
Debt		584		489
Total Liabilities		**3,368**		**3,246**
Redeemable non-controlling interest		13		16
Partners' capital attributable to AllianceBernstein Unitholders		4,031		4,086
Non-controlling interests in consolidated entities		24		30
Total Capital		**4,055**		**4,116**
Total Liabilities and Capital	**$**	**7,436**	**$**	**7,378**

Consolidated Statement of Cash Flows

In US $ Millions		Twelve Months Ended	
		Dec. 31, 2015	Dec. 31, 2014
Net Income		$ 593	$ 571
Non-cash items:	Amortization of deferred sales commissions	49	42
	Non-cash long-term incentive compensation expense	176	177
	Depreciation and other amortization	56	63
	Unrealized losses on investments	29	13
	Other, net	(3)	(2)
Changes in assets and liabilities		(233)	(234)
Net cash provided by operating activities		**667**	**630**
Proceeds (purchases) of investments, net		4	-
Purchases of furniture, equipment, and leasehold improvements, net		(30)	(25)
Purchases of businesses, net of cash acquired		-	(61)
Net cash used in investing activities		**(26)**	**(86)**
Issuance of commercial paper, net		94	220
Increase (decrease) in overdrafts payable		80	(39)
Distributions to General Partner and Unitholders		(598)	(572)
Distributions to non-controlling interests in consolidated entities		(12)	(12)
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		9	19
Purchases of AB Holding Units to fund long-term incentive compensation plan awards, net		(214)	(90)
Other, net		(5)	(4)
Net cash used in financing activities		**(646)**	**(478)**
Effect of exchange rate changes on cash and cash equivalents		(10)	(20)
Net (decrease) increase in cash and cash equivalents		(15)	46
Cash and cash equivalents at the beginning of period		556	510
Cash and cash equivalents at the end of period		**$ 541**	**$ 556**

AB Holding Financial Results

In US $ Millions (exlcuding per Unit amounts)	4Q15	4Q14	% Δ	FY 2015	FY 2014	% Δ
AB						
Net Income Attributable to AllianceBernstein	$161	$177	(9%)	$587	$570	3%
Weighted Average Equity Ownership Interest	35.7%	35.8%		36.2%	35.6%	
AB Holding						
Equity in Net Income Attributable to AB	$58	$64	(9%)	$212	$203	4%
Income Taxes	6	6	0%	24	22	9%
Net Income	**$52**	**$58**	**(10%)**	**$188**	**$181**	**4%**
Diluted Net Income Per Unit, GAAP basis	**$0.53**	**$0.59**	**(10%)**	**$1.89**	**$1.86**	**2%**
Distributions Per Unit	**$0.50**	**$0.57**	**(12%)**	**$1.86**	**$1.86**	**0%**
Adjusted Diluted Net Income Per Unit	**$0.50**	**$0.57**	**(12%)**	**$1.87**	**$1.86**	**1%**

Please refer to pages 32-37 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Fourth Quarter 2015 GAAP to Non-GAAP Reconciliation

Fourth Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 477,639		(2,638)							$ 475,001
Bernstein research services	118,442									118,442
Distribution revenues	100,757	(105,052)								(4,295)
Dividend and interest income	8,651			(1,521)						7,130
Investment gains (losses)	(2,003)			(583)	(1,560)					(4,146)
Other revenues	24,509		(9,001)							15,508
Total revenues	727,995	(105,052)	(11,639)	(2,104)	(1,560)	-	-	-	-	607,640
Less: interest expense	1,269									1,269
Net revenues	**726,726**	**(105,052)**	**(11,639)**	**(2,104)**	**(1,560)**	**-**	**-**	**-**	**-**	**606,371**
Employee compensation and benefits	286,399			(1,866)						284,533
Promotion and servicing	160,959	(105,052)	(8,856)							47,051
General and administrative	107,993		(2,783)			221				105,431
Contingent payment arrangements	(6,769)						7,212			443
Interest on borrowings	817									817
Amortization of intangible assets	6,414									6,414
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(64)	(64)
Total expenses	**555,813**	**(105,052)**	**(11,639)**	**(1,866)**	**-**	**221**	**7,212**	**-**	**(64)**	**444,625**
Operating income	**170,913**	**-**	**-**	**(238)**	**(1,560)**	**(221)**	**(7,212)**	**-**	**64**	**161,746**
Income taxes	8,354			(12)		(11)	(353)			7,978
Net income	162,559	-	-	(226)	(1,560)	(210)	(6,859)	-	64	153,768
Net income (loss) of consolidated entities attributable to non-controlling interests	1,496				(1,560)				64	-
Net income attributable to AB Unitholders	**$ 161,063**	**$ -**	**$ -**	**$ (226)**	**$ -**	**$ (210)**	**$ (6,859)**	**$ -**	**$ -**	**$ 153,768**

Please refer to page 37 for notes describing the adjustments.

Fourth Quarter 2014 GAAP to Non-GAAP Reconciliation

Fourth Quarter 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 514,515		(1,228)							$ 513,287
Bernstein research services	128,409									128,409
Distribution revenues	112,929	(116,576)								(3,647)
Dividend and interest income	8,799			(2,605)						6,194
Investment gains (losses)	(4,185)			882	(3,398)					(6,701)
Other revenues	27,426		(9,495)							17,931
Total revenues	787,893	(116,576)	(10,723)	(1,723)	(3,398)	-	-	-	-	655,473
Less: interest expense	541									541
Net revenues	787,352	(116,576)	(10,723)	(1,723)	(3,398)	-	-	-	-	654,932
Employee compensation and benefits	313,900			(1,195)				(482)		312,223
Promotion and servicing	174,517	(116,576)	(9,495)							48,446
General and administrative	105,188		(1,228)			405		(284)		104,081
Contingent payment arrangements	(3,899)						4,375			476
Interest on borrowings	628									628
Amortization of intangible assets	6,448									6,448
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(252)	(252)
Total expenses	596,782	(116,576)	(10,723)	(1,195)	-	405	4,375	(766)	(252)	472,050
Operating income	190,570	-	-	(528)	(3,398)	(405)	(4,375)	766	252	182,882
Income taxes	9,999			(7)		(120)	(60)	10		9,822
Net income	180,571	-	-	(521)	(3,398)	(285)	(4,315)	756	252	173,060
Net income (loss) of consolidated entities attributable to non-controlling interests	3,146				(3,398)				252	-
Net income attributable to AB Unitholders	$ 177,425	$ -	$ -	$ (521)	$ -	$ (285)	$ (4,315)	$ 756	$ -	$ 173,060

Please refer to page 37 for notes describing the adjustments.

Third Quarter 2015 GAAP to Non-GAAP Reconciliation

Third Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 486,286		(2,479)							$ 483,807
Bernstein research services	127,065									127,065
Distribution revenues	105,365	(109,049)								(3,684)
Dividend and interest income	5,459			(130)						5,329
Investment gains (losses)	(10,326)			5,273	2,829					(2,224)
Other revenues	25,647		(8,946)							16,701
Total revenues	739,496	(109,049)	(11,425)	5,143	2,829	-	-	-	-	626,994
Less: interest expense	803									803
Net revenues	**738,693**	**(109,049)**	**(11,425)**	**5,143**	**2,829**	**-**	**-**	**-**	**-**	**626,191**
Employee compensation and benefits	317,560			4,917						322,477
Promotion and servicing	161,838	(109,049)	(8,789)							44,000
General and administrative	109,678		(2,636)			(1,682)				105,360
Contingent payment arrangements	443									443
Interest on borrowings	712									712
Amortization of intangible assets	6,411									6,411
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(242)	(242)
Total expenses	**596,642**	**(109,049)**	**(11,425)**	**4,917**	**-**	**(1,682)**	**-**	**-**	**(242)**	**479,161**
Operating income	**142,051**	**-**	**-**	**226**	**2,829**	**1,682**	**-**	**-**	**242**	**147,030**
Income taxes	10,146			16		119				10,281
Net income	131,905	-	-	210	2,829	1,563	-	-	242	136,749
Net income (loss) of consolidated entities attributable to non-controlling interests	(3,071)				2,829				242	-
Net income attributable to AB Unitholders	**$ 134,976**	**$ -**	**$ -**	**$ 210**	**$ -**	**$ 1,563**	**$ -**	**$ -**	**$ -**	**$ 136,749**

Please refer to page 37 for notes describing the adjustments.

AB

Full Year 2015 GAAP to Non-GAAP Reconciliation

Annual 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 1,973,837		(11,553)							$ 1,962,284
Bernstein research services	493,463									493,463
Distribution revenues	427,156	(442,178)								(15,022)
Dividend and interest income	24,872			(1,938)						22,934
Investment gains (losses)	3,551			1,903	(7,117)					(1,663)
Other revenues	101,169		(35,926)							65,243
Total revenues	3,024,048	(442,178)	(47,479)	(35)	(7,117)	-	-	-	-	2,527,239
Less: interest expense	3,321									3,321
Net revenues	**3,020,727**	**(442,178)**	**(47,479)**	**(35)**	**(7,117)**	**-**	**-**	**-**	**-**	**2,523,918**
Employee compensation and benefits	1,267,926			(166)				(15)		1,267,745
Promotion and servicing	665,593	(442,178)	(35,314)							188,101
General and administrative	432,633		(12,165)			(998)		15		419,485
Contingent payment arrangements	(5,441)						7,212			1,771
Interest on borrowings	3,119									3,119
Amortization of intangible assets	25,798									25,798
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(742)	(742)
Total expenses	**2,389,628**	**(442,178)**	**(47,479)**	**(166)**	**-**	**(998)**	**7,212**	**-**	**(742)**	**1,905,277**
Operating income	**631,099**	**-**	**-**	**131**	**(7,117)**	**998**	**(7,212)**	**-**	**742**	**618,641**
Income taxes	38,122			8		60	(436)			37,754
Net income	592,977	-	-	123	(7,117)	938	(6,776)	-	742	580,887
Net income (loss) of consolidated entities attributable to non-controlling interests	6,375				(7,117)				742	-
Net income attributable to AB Unitholders	**$ 586,602**	**$ -**	**$ -**	**$ 123**	**$ -**	**$ 938**	**$ (6,776)**	**$ -**	**$ -**	**$ 580,887**

Please refer to page 37 for notes describing the adjustments.

AB

Full Year 2014 GAAP to Non-GAAP Reconciliation

Annual 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 1,958,250		(2,942)							$ 1,955,308
Bernstein research services	482,538									482,538
Distribution revenues	444,970	(454,562)								(9,592)
Dividend and interest income	22,322			(3,083)						19,239
Investment gains (losses)	(9,076)			(2,184)	(1,165)					(12,425)
Other revenues	108,788		(35,910)							72,878
Total revenues	3,007,792	(454,562)	(38,852)	(5,267)	(1,165)	-	-	-	-	2,507,946
Less: interest expense	2,426									2,426
Net revenues	**3,005,366**	**(454,562)**	**(38,852)**	**(5,267)**	**(1,165)**	**-**	**-**	**-**	**-**	**2,505,520**
Employee compensation and benefits	1,265,664			(5,477)				(2,729)		1,257,458
Promotion and servicing	679,138	(454,562)	(35,910)							188,666
General and administrative	427,012		(2,942)			(52)		(719)		423,299
Contingent payment arrangements	(2,782)						4,375			1,593
Interest on borrowings	2,797									2,797
Amortization of intangible assets	24,916									24,916
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(709)	(709)
Total expenses	**2,396,745**	**(454,562)**	**(38,852)**	**(5,477)**	**-**	**(52)**	**4,375**	**(3,448)**	**(709)**	**1,898,020**
Operating income	**608,621**	**-**	**-**	**210**	**(1,165)**	**52**	**(4,375)**	**3,448**	**709**	**607,500**
Income taxes	37,782			3		(600)	(60)	47		37,172
Net income	570,839	-	-	207	(1,165)	652	(4,315)	3,401	709	570,328
Net income (loss) of consolidated entities attributable to non-controlling interests	456				(1,165)				709	-
Net income attributable to AB Unitholders	**$ 570,383**	**$ -**	**$ -**	**$ 207**	**$ -**	**$ 652**	**$ (4,315)**	**$ 3,401**	**$ -**	**$ 570,328**

Please refer to page 37 for notes describing the adjustments.

AB Adjusted Financial Results Reconciliation

AB
Notes to Consolidated Statements of Income and Supplemental Information
(Unaudited)

A. Adjusted net revenues exclude distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe excluding distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We exclude amortization of deferred sales commissions from net revenues because such costs, over time, essentially offset our distribution revenues. These adjustments have no impact on operating income, but they do have an impact on our operating margin.

B. We exclude pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues from our adjusted net revenues. These fees have no impact on operating income, but they do have an impact on our operating margin.

C. Prior to 2009, a significant portion of employee compensation was in the form of employee long-term incentive compensation awards that were notionally invested in AB investment services and generally vested over a period of four years. AB economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested as of year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. Fluctuation in the value of these investments is recorded within investment gains and losses on the income statement and also impacts compensation expense. Management believes it is useful to reflect the offset achieved from economically hedging the market exposure of these investments in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on employee long-term incentive compensation-related investments included in revenues and compensation expense.

D. Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in net revenues and operating income while only retaining 10% is not reflective of our underlying financial results at the net revenue and operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted net revenues and adjusted operating income.

E. Real estate (credits)/charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

F. The recording of changes in estimates of the contingent consideration payable with respect to contingent payment arrangements associated with our 2014 and 2010 acquisitions are not considered part of our core operating results and, accordingly, have been excluded.

G. Acquisition-related expenses, primarily severance and professional fees incurred as a result of acquisitions in the fourth quarter of 2013 and the second quarter of 2014, have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

H. Net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AB.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

A

B